[USAA                        USAA MUTUAL FUND, INC.
EAGLE                       GLOBAL TITANS INDEX FUND
LOGO (R)]
                          SUPPLEMENT DATED AUGUST 6, 2003
                                TO THE PROSPECTUS
                                DATED MAY 1, 2003


     At a meeting held on August 5, 2003, the USAA Mutual Fund, Inc. Board of Directors (the Board) authorized the liquidation of the USAA Global Titans Index Fund (the Fund), subject to shareholder approval. The Board made this decision in large part because the Fund's subadviser, Barclays Global Fund Advisers (Barclays), recently informed USAA Investment Management Company (IMCO) that Barclays no longer wishes to subadvise the Fund and will be terminating its subadvisory agreement with IMCO effective November 30, 2003. IMCO has been unable to locate a viable alternative to Barclays and is unaware of any other subadviser who manages a retail mutual fund comparable to the Fund.

     The Board also approved the closing of the Fund to new investors effective August 6, 2003. Existing Fund shareholders will be permitted to exchange their shares of the Fund for shares of other funds in the USAA family of funds, or to redeem their shares of the Fund, as provided in the Fund's prospectus. Although not encouraged, existing Fund shareholders may continue to purchase shares of the Fund until the liquidation date. Shareholders who have elected to have their dividends reinvested or who have elected to invest in the Fund through a systematic investment plan or payroll deduction should call us at 1-800-531-8448 if you would like to instruct us to cease these automatic investments.

     For  Fund  investments  held in  retirement  accounts  (such  as  IRAs  and
403(b)(7) plans) as well as Coverdell Education Savings Accounts, the liquidation, if approved by shareholders, generally will not result in a taxable event. For Fund investments held in accounts other than retirement and Coverdell accounts, the liquidation, if approved, generally will result in a taxable event.

     For shareholders in retirement and Coverdell accounts who do not redeem their shares of the Fund before the liquidation date (assuming shareholders approve the liquidation of the Fund), the custodian of these accounts will reinvest such cash proceeds in shares of the USAA Money Market Fund. Shareholders in accounts other than retirement and Coverdell accounts who do not redeem their shares of the Fund before the liquidation date (assuming shareholders approve the liquidation of the Fund) will receive a check in an amount equal to the value of their Fund shares as of the liquidation date.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                      44616-0803